   DOCUMENT OF UNDERSTANDING BETWEEN ADVANCED ENERGY INDUSTRIES AND ADVANCED
                               POWER TECHNOLOGY
                             CONTRACT NUMBER: 1010

1.       PREAMBLE

This agreement is an extension of the original contract between Buyer and Seller entered into on August 14th, 1998. Amendments to the original agreement are made on this 19th day of August, 1999 by and between-Advanced Energy. Industries, Inc. (hereinafter referred to as "Buyer") and Advanced Power Technology, (hereinafter referred to as "Seller") and are in effect through December 31, 2000.

2.       TERMS AND CONDITIONS

No terms and conditions other than the terms and conditions set forth in this document and such terms and conditions as are set forth in any document attached to or incorporated by reference in this contract shall be binding unless specifically accepted by Buyer's authorized Purchasing Agent or Commodity Manager. This contract will be reviewed on a semi-annual basis and unless terminated by either party, as provided for in Section 19, shall continue to be in force. This contract is intended as the complete and final agreement of both parties and exclusive statement of its terms and may not be changed, altered or modified, except in writing by agreement of both parties.

3.       WARRANTY

Seller warrants the goods and materials furnished under this contract for workmanship, material and compliance with all specifications, for a period of twelve (12) months. Seller shall comply with all applicable Colorado State, Federal and local laws, rules and regulations. The exclusive venue for any litigation concerning this matter shall be in the Larimer County District Court in Fort Collins, Colorado.

4.       LIMITATION OF LEGAL LIABILITIES

Seller agrees that the relationship established by this contract constitutes a relationship as Supplier and Purchaser only and no other legal relationship and that no tax assessment or legal liability of Seller or Buyer or their agents or employees becomes, by reason of this document, an obligation of the other.

5.       REMEDY

Seller agrees to defend at its own expense any suit or legal proceedings brought against Buyer as a result of the specified use of any materials or equipment furnished hereunder. In the event that Buyer has given Seller prompt notice of such claim, Seller hereby agrees to reimburse Buyer for expenses resulting from that claim and to pay judgment that may be rendered against Buyer. Seller shall repair or replace such units or products or refund the purchase price for such units or products.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

6.       BUYER CHANGES

 Buyer shall have the right to make changes to existing orders. Purchase order changes will be allowed only if authorized by Buyer. If such change affects delivery, quality or amount to be paid by Buyer, Seller shall notify Buyer of such changes in writing.

7.       ENGINEERING CHANGE ORDERS

All Engineering change orders will be communicated to Seller via an Engineering Change Order (ECO). If such change affects delivery, quality or the amount to be paid by Buyer, Seller shall notify Buyer immediately. The charges for scrappage and/or rework resulting from any change submitted via Buyer's ECO process, shall be limited to the materials in process at the time of the change and within Seller's manufacturing cycle, as defined in addendum. These charges will be communicated in their entirety in writing, to Buyer, within fifteen (15) working days of receipt of ECO. Buyer will not be responsible for any costs associated with the change order which are not identified within the fifteen (15) working day review window.

8.       DELIVERY

The goods described herein shall be delivered FOB point of origin. Means of shipment shall be authorized by Buyer's Purchasing Agent or Commodity Manager. Preferred means of shipment is UPS ground.

Seller is to schedule shipments such that deliveries are received no more than three (3) days earlier than the due date and zero (0) days late. The purchase order date is the date due in house. Seller is responsible for all costs associated with expedited delivery when the need to expedite is due to Seller's inability to meet Buyer's demand. The only exception is when Buyer pulls in demand within Seller's lead time window.

Identification of the goods shall occur when they are placed in the hands of the Carrier. Title shall pass to Buyer upon delivery to Carrier. The goods shall be placed in suitably protected container, the nature of which may be determined by Buyer.

9.       KANBAN PULL PROCESS

Seller will participate in a Kanban pull process for specifically agreed upon assemblies, subassemblies and component part numbers, as listed in addendum. This list will be updated as parts are added on to or deleted off of the kanban program, with agreement between Buyer and Seller. Buyer's authorized Purchasing Agent or Commodity Manager and Seller shall agree on the kanban quantity and replenishment strategy for each part number. Kanban quantities for all part numbers will be reviewed by Buyer on an as required basis and adjusted accordingly. Buyer's quantity of Finished Goods Bins is subject to change dependent upon Seller's ability to reduce manufacturing lead time. Changing the quantity of Finished Goods bins at the Buyer's facility does not necessitate renegotiation of this contract. Seller agrees that no shipments will be made to Buyer unless authorized by Buyer.

10.      PURCHASE ORDER

Buyer will also be entitled to issue purchase orders for individual items separate from the Kanban Pull process and the Schedule Agreement Process, as quoted by Seller and agreed to in writing by Buyer.

11.      LIMITATION OF MATERIAL LIABILITY

The extent and limitation of Buyer's liability for materials purchased by Seller is as defined in addendum.

12.      PRICING

Buyer and Seller agree to the prices) set forth in addendum. The prices are firm and fixed for the term of the contract period. Any change in the contracted price must have written approval by Buyer's Commodity Manager or Purchasing Agent, prior to implementation. Seller will establish a cost reduction program, which will be reviewed on a quarterly basis.

13.      PAYMENT TERMS

Terms of payment are net [ * ] for each shipment invoiced, unless otherwise expressly provided for and confirmed in writing by Seller.

14.      PROPRIETARY INFORMATION

It is understood that Buyer may provide proprietary information to Seller, likewise Seller may provide proprietary information to Buyer in the performance of this contract. "Proprietary Information" shall be deemed to include all information conveyed by one party to the other party orally, in writing, by demonstration or by magnetic or other media. If the disclosure is in other than written form, the information shall not be deemed Proprietary Information after thirty (30) days unless within that period the disclosing party has identified it as such in written summary communicated to the receiving party. Proprietary Information may also include, by way of example but without limitations, data, know-how, formulas, algorithms, processes, design, sketches, photographs, plans, drawings, specifications, samples, reports, customer and distributor names, pricing information, product demand information, market definitions, inventions and ideas. Proprietary Information shall not include information which can be clearly demonstrated to be:

         (a) generally known or available to the public, through no act of omission on the part of the receiving party; or

         (b) known to the receiving party prior to disclosure under this agreement; or

         (c) provided to the receiving party by a third party without any restriction on disclosure and without breach of any obligation of confidentiality to a party.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

Both parties to this agreement, agree to return to the receiving party all documents containing proprietary information and to retain no copies thereof. In addition, ownership and possession of all product assembly and test fixtures, tooling, test programs, Non- Recurring Engineering (NRE) tooling, test equipment and consigned equipment, shall revert to Buyer. Both parties to this agreement agree that the obligation to protect proprietary information shall be ongoing and shall not cease upon completion or termination of this contract.

15.      REVIEWS

Buyer and Seller agree to conduct quarterly business reviews, at an agreed venue and agenda.

16.      DEFECTIVE MATERIAL RETURN POLICY

Buyer will issue a Defective Material Return (DMR) to Seller prior to returning failed product to Seller. Seller shall acknowledge Buyer DMR with a Returned Material Authorization (RMA) number within twenty-four (24) hours. Seller shall repair or replace the failed product in an agreed upon time schedule. Seller will pay freight on goods returned to the Buyer which are covered by warranty.

17.      QUALITY ASSURANCE

Seller's quality must meet-all applicable Buyer's specifications. Further, Seller confirms it has manufacturing processes which consistently meet all applicable Buyer's specifications. Seller, when acting as a distributor, will ensure that the manufacturers they purchase from satisfy all applicable Buyer's specifications. Seller will notify Buyer immediately if products which do not meet Buyer's specifications. Buyer and Seller will identify and implement a corrective action process to resolve non-conformances. Seller agrees to participate in continuous improvement plans and programs as defined by Buyer and Seller. Seller agrees that due to the nature of the technology employed by Buyer, reliability and or quality issues may not arise until the assemblies utilizing devices provided by Seller are in use by Buyer's customers. Buyer retains the right to disqualify a component provided by Seller based on performance and or reliability data as compiled by Buyer based on field performance, customer service, quality and or reliability data.

This contract is intended as the complete and final agreement of the parties and exclusive statement of its terms. This contract may not be changed, altered or modified, except in writing by the party against whom enforcement is sought. This agreement may be terminated by either party with thirty (30) days written notice.

18.      SIGNATURE PAGE

Signature attests that the parties have reviewed this agreement and concur with the parameters:

Advanced Energy Industries, Inc.                             Advanced Power Technology
S/S                                                          S/S


---------------------------------------------------          ---------------------------------------------------
Fred Weaver                                 Date             Thomas A. Loder                             Date
Vice President of Operations                                 Vice President of Sales
S/S


---------------------------------------------------          ---------------------------------------------------
Kyle Pettine                                Date
Director of Materials
S/S


---------------------------------------------------          ---------------------------------------------------
Deb Dahlinger                               Date
Procurement Manager
S/S


---------------------------------------------------          ---------------------------------------------------
Joyce Bowser                                Date
Commodity Manager
S/S


---------------------------------------------------          ---------------------------------------------------
Hollis Caswell                              Date
COO and President
S/S

                                   ADDENDUM A:
                    CURRENT STOCK SITUATION - FINISHED GOODS
                           AND RAW MATERIAL INVENTORY

        Document of Understanding between Advanced Energy Industries Inc.
                          and Advanced Power Technology

                              Contract Number: 1010

                              Date: August 19, 1999

STANDARD PRODUCTS: Advanced Energy Industries Inc.'s liabilities for finished goods inventory is limited [ * ]. For all other Power MOS IV products Advanced Energy Industries, Inc.'s liability includes [ * ]

POWER PACK PART NUMBER 8705109:
Raw materials            =               [ * ]

DIE BUFFER INVENTORY Die buffer inventories are set at a level which will enable APT to immediately meet a 100% increase in AE's requirements and maintain it indefinitely. To meet this requirement, die buffer inventory levels are set at a quantity which equals [ * ] Die buffer inventory levels will be reviewed on a quarterly basis to insure that they are sized according to the business expectations in the coming quarters. In the event that APT must remove die from the die buffer inventory to meet production requirements by AE, the die buffer inventory will be replenished as quickly as possible, with a maximum lead time of 10 weeks.

Liability for the old die inventory level is [ * ]. The amount of this liability will decrease or increase per AE demand. With respect to Contract 1010, AE's liability for the die buffer inventory will be limited to either [ * ] in the event APT does not have customers to consume the die in either die or packaged part form. At that point, AE will have the option of either scrapping the die or having it packaged and consumed prior to or in conjunction with utilizing Power Mos V devices.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

                                   ADDENDUM B:
                    NON-CANCELABLE, NON-RETURNABLE PARTS LIST

        Document of Understanding between Advanced Energy Industries Inc.
                          and Advanced Power Technology

                              Contract Number: 1010

                              Date: August 19, 1999

PREFACE:

Pursuant to contract agreement between Advanced Energy Industries, Inc. and Advanced Power Technology, Advanced Energy Industries Inc. wishes to establish a critical parts list of non-cancelable, non-returnable raw materials used in the build of Advanced Energy Industries Inc. product. This list is to include the following:

AE P/N                    SUPPLIER P/N           SUPPLIER NAME           PART LEAD TIME         MIN BUY QTY
------                    ------------           -------------           --------------         -----------

230590                    220-4340               Kyocea                  14 weeks               [ * ] (at current
                                                                                                price)

Lid                       220-4511C              Kyocea                  6 weeks                [ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

                                   ADDENDUM C:
                              SUPPLIER INFORMATION

        Document of Understanding between Advanced Energy Industries Inc.
                          and Advanced Power Technology

                              Contract Number: 1010

                              Date: August 19, 1999

PREFACE:

Pursuant to contract agreement between Advanced Energy Industries Inc. and Advanced Power Technology and with the intent to better understand the supply chain for its product line, Advanced Energy Industries Inc. solicits information regarding specific contractual agreements between Advanced Power Technology and its suppliers with respect to Advanced Energy finished goods. The specific contractual agreements are

Kyocea

Reschedules:                     [ * ]

Cancellation Charges:            [ * ]

Restocking:                      [ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

                                 APT/ADDENDUM D:
                                 AUGUST 19, 1999
                  PART NUMBER PRICING AND LIABILITY INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                # of Bins     FGI        Total $      WIP Lia.,  Die Buffer   Cycle
  AE P/N  Class   EAU*    Unit Price*   Est. Annual $  Bin Size   Liable      Lia.       Liable       (2 Bins)    (6 Bins)     Time
------------------------------------------------------------------------------------------------------------------------------------
 1501227    A     3797   $ [ * ]       $  [ * ]          100         2         200      $ [ * ]          200         600     14 wks
 1501232    A     8915   $ [ * ]       $  [ * ]          260         2         520      $ [ * ]          520         1560    14 wks
 1501257    A     1379   $ [ * ]       $  [ * ]           45         2         90       $ [ * ]          90          270     14 wks
 1501258   N/A     239   $ [ * ]       $  [ * ]          N/A        N/A        N/A      $ [ * ]          N/A         N/A     14 wks
 1501260    A      682   $ [ * ]       $  [ * ]           50         2         100      $ [ * ]          100         300     14 wks
 1501291    A     4500   $ [ * ]       $  [ * ]          110         2         220      $ [ * ]          220         660     14 wks
 1541031    A     3600   $ [ * ]       $  [ * ]          720         2        1440      $ [ * ]         1440         4320    14 wks
 1541036    A     1300   $ [ * ]       $  [ * ]          480         3        1440      $ [ * ]          960         2880    14 wks
 1541047    A     3473   $ [ * ]       $  [ * ]          300      See note  See note    $ [ * ]       See note     See note  14 wks
 1541048    A     1611   $ [ * ]       $  [ * ]          108         2         216      $ [ * ]          216         648     14 wks
 1541052    A    43587   $ [ * ]       $  [ * ]          1100        2        2200      $ [ * ]         2200         6600    14 wks
 1541054    A     2007   $ [ * ]       $  [ * ]          260         2         520      $ [ * ]          520         1560    14 wks
 1541059   N/A     95    $ [ * ]       $  [ * ]          N/A        N/A        N/A      $ [ * ]          N/A         N/A     14 wks
 1541064    A      977   $ [ * ]       $  [ * ]           50         2         100      $ [ * ]          100         300     14 wks
 1541083    A     2691   $ [ * ]       $  [ * ]           60         2         120      $ [ * ]          120         360     14 wks
 1541088    A     4601   $ [ * ]       $  [ * ]          240         2         480      $ [ * ]          480         1440    14 wks
 1541095   N/A     789   $ [ * ]       $  [ * ]          N/A        N/A        N/A      $ [ * ]          N/A         N/A     14 wks
 1541098    A     14078  $ [ * ]       $  [ * ]          350         2         700      $ [ * ]          700         2100    14 wks
 8100014   N/A     179   $ [ * ]       $  [ * ]          N/A        N/A        N/A      $ [ * ]          N/A         N/A      N/A
 8100019    A     18197  $ [ * ]       $  [ * ]          750      See note   See note   $ [ * ]        See note    See note  14 wks
 8100021    A     6231   $ [ * ]       $  [ * ]          130         2         260      $ [ * ]          260         780     14 wks
 8100023   N/A     986   $ [ * ]       $  [ * ]           NA        N/A        N/A      $ [ * ]          N/A         N/A     14 wks
 8705109    A     9665   $ [ * ]       $  [ * ]          310         2         620      $ [ * ]          620         1860    14 wks

AE is ONLY liable for Power Mos IV parts and parts that APT has no other customers (FGI and WIP)

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

                                 APT/ADDENDUM D:
                                 AUGUST 19, 1999
                  PART NUMBER PRICING AND LIABILITY INFORMATION


---------------------------------------------------------------
Comments
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
Kanban starts Nov. 99
---------------------------------------------------------------

---------------------------------------------------------------
will stay with IEC until 3-00
---------------------------------------------------------------
will stay with IEC until 3-00
---------------------------------------------------------------
Took off kanban 9/13 - Demand moved to 1541098
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------